                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


          THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as
                                                          ---------
of September 24, 1997, is entered into by and among WEST MARINE, INC. (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for
--------
itself and the Banks (the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").
                                            -----

                                   RECITALS
                                   --------

          A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of June 14, 1996, and amendments thereto dated as of February 20, 1997, March 28, 1997, and June 27, 1997 (collectively, the "Credit Agreement")
                                                      ----------------
pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

          B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

          C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, capitalized terms
              -------------
used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.  Amendments to Credit Agreement.
              ------------------------------

          a. Schedule 2.01 of the Credit Agreement shall be replaced with Revised Schedule 2.01 attached to this Amendment.

          b. The first clause of Section 7.13(a) is hereby amended to read as follows:

                    (a) not permit the ratio of total liabilities to Tangible Net Worth to exceed the following during the period indicated:

                                                    Maximum
                    Fiscal Quarters                  Ratio
                    ---------------                ---------

                    2nd Qtr 1996                    1.35 to 1
                    3rd Qtr 1996 -
                      4th Qtr 1996                  1.25 to 1
                    1st Qtr 1997                    1.40 to 1
                    2nd Qtr 1997                    1.30 to 1

                    3rd Qtr 1997                    1.15 to 1
                    Thereafter                      1.00 to 1

          c. The first clause of Section 7.13(b) is hereby amended to read as follows:

                    (b) as of the end of each quarterly accounting period falling within each period set forth below, achieve a ratio of Cash Flow for Debt Service to Debt Service Payments of at least the following:

                                                     Minimum
                    Fiscal Quarters                   Ratio
                    ---------------                 ---------

                    2nd Qtr 1996 - 2nd
                      Qtr 1997                      1.00 to 1
                    3rd Qtr 1997                     .80 to 1
                    Thereafter                      1.25 to 1

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

          a.  No Default or Event of Default has occurred and is continuing.

          b. The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          c. All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          d. The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of September
         --------------
24, 1997 (the "Effective Date"), provided that the Agent has received from the
               --------------    --------
Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

     5.  Reservation of Rights.  The Company acknowledges and agrees that the
         ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.  Miscellaneous.
         -------------

          a. Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          b. This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          c. This Amendment shall be governed by and construed in accordance with the law of the State of California.

          d. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          e. This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

          f. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          g. The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                              WEST MARINE, INC.


                              By          /s/ John C. Zott
                                         --------------------------------------
                              Typed Name  John C. Zott
                                         --------------------------------------
                              Title       CFO
                                         --------------------------------------



                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent


                              By  /s/ Gary Flieger
                                ----------------------------------------------
                                Gary Flieger
                                Vice President


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Bank and an Issuing Bank


                              By  /s/ Kenneth E. Jones
                                ----------------------------------------------
                                Kenneth E. Jones
                                Vice President



                              NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, as a Bank and an Issuing Bank


                              By  /s/ John Lefferts
                                ----------------------------------------------
                                John Lefferts
                                Vice President

                                 GUARANTOR ACKNOWLEDGMENT
                                 ------------------------
                                 AND CONSENT
                                 -----------


          The undersigned, each a guarantor or third party pledgor with respect to the Company's obligations to the Agent and the Banks under the Credit Agreement, hereby (i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing Fourth Amendment to Credit Agreement (the "Amendment"), and (ii) reaffirm and agree that the respective guaranty,
      ---------
third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)


                                    WEST MARINE PRODUCTS, INC., a California corporation

                                    By          /s/ John C. Zott
                                                -----------------------------
                                    Typed Name  John C. Zott
                                                -----------------------------
                                    Title       CFO
                                                -----------------------------


                                    E&B MARINE INC., a Delaware corporation

                                    By          /s/ John C. Zott
                                                -----------------------------
                                    Typed Name  John C. Zott
                                                -----------------------------
                                    Title       CFO
                                                -----------------------------


                                    E&B MARINE SUPPLY, INC., a Maryland
                                    corporation

                                    By          /s/ John C. Zott
                                                -----------------------------
                                    Typed Name  John C. Zott
                                                -----------------------------
                                    Title       CFO
                                                -----------------------------


                                    E&B MARINE SUPPLY, INC., a New Jersey
                                    corporation

                                    By          /s/ John C. Zott
                                                -----------------------------
                                    Typed Name  John C. Zott
                                                -----------------------------
                                    Title       CFO
                                                -----------------------------

                                    E&B MARINE SUPPLY (Florida), Inc., a
                                    Delaware corporation

                                    By   /s/ John C. Zott
                                      ----------------------------------------
                                    Typed Name  John C. Zott
                                              --------------------------------
                                    Title   CFO
                                         -------------------------------------

                                    GOLDBERGS' MARINE DISTRIBUTORS, INC., a
                                    Delaware corporation

                                    By   /s/ John C. Zott
                                      ----------------------------------------
                                    Typed Name  John C. Zott
                                              --------------------------------
                                    Title   CFO
                                         -------------------------------------


                                    JAMES BLISS & CO., INC., a Massachusetts corporation

                                    By   /s/ John C. Zott
                                      ----------------------------------------
                                    Typed Name  John C. Zott
                                              --------------------------------
                                    Title   CFO
                                         -------------------------------------


                                    SEA RANGER MARINE INC., a Delaware
                                    corporation

                                    By   /s/ John C. Zott
                                      ----------------------------------------
                                    Typed Name  John C. Zott
                                              --------------------------------
                                    Title   CFO
                                         -------------------------------------


                                    KRISTA CORPORATION, a Delaware corporation

                                    By   /s/ John C. Zott
                                      ----------------------------------------
                                    Typed Name  John C. Zott
                                              --------------------------------
                                    Title   CFO
                                         -------------------------------------


                                    CENTRAL MARINE SUPPLY INC., a   New Jersey
                                    corporation

                                    By   /s/ John C. Zott
                                      ----------------------------------------
                                    Typed Name  John C. Zott
                                              --------------------------------
                                    Title   CFO
                                         -------------------------------------

                             REVISED SCHEDULE 2.01
                             ---------------------



                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------

                                                              Pro Rata
Bank                                      Commitment            Share
----                                      ----------            -----

From February 20, 1997,
through and including November 30, 1997:
---------------------------------------

Bank of America National
Trust and Savings
Association                              $ 35,000,000            50%


NationsBank of Texas,
National Association                     $ 35,000,000            50%


   TOTAL                                 $ 70,000,000           100%



On December 1, 1997, and thereafter:
-----------------------------------

Bank of America National
Trust and Savings
Association                              $ 30,000,000            50%


NationsBank of Texas,
National Association                     $ 30,000,000            50%


   TOTAL                                 $ 60,000,000           100%
